Exhibit (o) (i) under Form N-1A
                                           Exhibit (24) under Item 601/Reg.S-K


                              POWER OF ATTORNEY

      Each person whose signature appears below hereby constitutes and appoints the Secretary, Assistant Secretaries of FEDERATED HIGH YIELD TRUST and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the
Securities  Act  of  1933,  the  Securities  Exchange  Act  of  1934  and  the
Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


SIGNATURES                          TITLE                                 DATE
----------                          -----                                 ----


/s/John F. Donahue               Chairman and                   March 15, 2000
------------------
John F. Donahue                  Trustee

(Chief Executive Officer)

/s/ Glen R. Johnson              President                      March 15, 2000
-------------------
Glen R. Johnson


/s/J. Christopher Donahue        Executive Vice President       March 15, 2000
-------------------------
J. Christopher Donahue              and Trustee


/s/ Richard J. Thomas            Treasurer                      March 15, 2000
---------------------
Richard J. Thomas                (Principal Financial and
                                 Accounting Officer)

/s/ Thomas G. Bigley             Trustee
--------------------
March 15, 2000
Thomas G. Bigley

/s/ John T. Conroy, Jr.           Trustee
-----------------------
March 15, 2000
John T. Conroy, Jr.

/s/ Lawrence D. Ellis, M.D.      Trustee
----------------------------
March 15, 2000
Lawrence D. Ellis, M.D.

/s/ Peter E. Madden              Trustee
-------------------
March 15, 2000
Peter E. Madden

/s/ John E. Murray, Jr.          Trustee
------------------------
March 15, 2000
John E. Murray, Jr.

/s/ Marjorie P. Smuts            Trustee
----------------------
March 15, 2000
Marjorie P. Smuts

Sworn to and subscribed before me this 15th day of March, 2000

/s/ Janice L. Vandenberg
Janice L. Vandenberg